Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Cornerstone Financial Corporation (the "Company") for the period ended December 31, 2008 (the "Report"), I, George W. Matteo, Jr., Chief Executive Officer of the Company, to my knowledge certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         A. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         B. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:      March 30, 2009                          By: /s/ George W. Matteo, Jr.
                                                   -----------------------------
                                                   George W. Matteo, Jr.,
                                                   President and Chief Executive
                                                   Officer